
ATION SERVICES
www.ffeinc.com
11401
10500
120048
53FT

Transportation Services

East Coast IDEAS Conference
Boston, MA
June 1, 2011

Safe Harbor Statement

This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", "intend", "plan", "schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.



Company Profile

- Headquartered in Dallas, Texas
- 65+ year old business and one of the first temperature controlled carriers
- National player with 11 strategically located service centers
- Highly diversified customer base
- Approximately 2,286 employees
- 1823 Trucks / 3,367 Trailers

Investment Data (As of 3/31/11)	
Nasdaq: FFEX	
Recent Price (5/24/11)	**$3.80**
52-Week Range	$2.68 -$5.00
Shares Outstanding	17.4 MM
Market Capitalization	$66.1 MM
TTM Revenue	$375 MM
Equity Value	$71 MM
Cash	$2.1 MM
Long-Term Debt	$13.7 MM
Tangible Book Value/ share	$4.05



Revenue Profile

Revenue Mix

(For the three months ended 3/31/2011)



Dedicated
6%
Less Than
Truckload
36%
Truckload
56%
Brokerage
2%



Dry
28%
Temperature
Controlled 72%

Truckload Revenue Mix



Investment Considerations

Competitively Differentiated - Key Player in the "Cold-Chain" Niche

- Only national and one of limited regional players that offers LTL and truckload refrigeration
- Strong customer value proposition with one stop shopping and unique service offering.

Diversified Customer Base

- No customer represents over 8% of sales - Top 20 customers represent 53% of sales

Experience Management Team with 80 years of combined industry experience

Market Recovery Underway

- Excess Capacity is being rationalized and pricing is stable to improving.

Stronger players will take market share in challenging economic environment

- Smaller firms have less access to capital as the cycle moves into expansion
- FFE has the latest technology which drives greater efficiencies

Significant Operating Leverage Opportunity

Solid Balance Sheet with Excess Liquidity

- New $50 million credit agreement with more flexible terms



Market Considerations

Current Industry Challenges



Driver Shortage



Demand Recovery



Rapidly Rising Fuel Prices


ATA's Truck Tonnage Index
(Seasonally Adjusted; 2000 = 100)
125
120
115
110
105
100
95
2007 Apr Jul Oct 2008 Apr Jul Oct 2009 Apr Jul Oct 2010 Apr Jul Oct 2011


For-Hire TL Supply vs Demand
2005 = 100
TL Loads Index
TL Tractor Count Index
Oversupply
Through December 2010
110
105
100
95
90
85
80
2005 2006 2007 2008 2009 2010


U.S. Diesel Retail Sales Price
Cents Per Gallon
600
400
200
0
Jun-99 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 Jun-10 Mar-11
Cents Per Gallon



Competitively Differentiated

National End-to-End Service

Full Service Offerings

- Truckload
- Less than Truckload
- Dry
- Refrigerated
- Intermodal

Only National Refrigerated LTL Player



Los Angeles
San Diego
Dallas
New York
Philadelphia
Pacific Ocean
Atlantic Ocean



Competitively Differentiated

Use of Technology



Green Initiatives

- Drives fuel efficiency
- Appeal to clear air/ low carbon footprint

On Board Vehicle Computing

- GPS Tracking/ Routing
- Multi-temperate zone trailers
- Regulatory compliant
- Attract Drivers
- “On the fly” temperature control
- Increase safety/ decrease costs


STARTRAK



Competitively Differentiated

Solution to the Driver Shortage

FFE Driving Academy

- ***Driver quality*** - Ability to screen for and train our own drivers
- ***Driver Retention*** - Drivers are not able to use their certificate to work for any other carriers for one year
- ***Lower Driver acquisition costs*** - Lower cost of adding drivers to the fleet

Average school cost of per driver school = $1,500

versus

Average cost of hiring a driver = $5,000

Better Drivers = Lower Costs



Competitively Differentiated

National LTL Advantages

One Stop Shopping

- Only National Network
- Shippers use one carrier for all routes across the country
- Creates long-term customer relationships
- Complete visibility
- Uniform quality of Service

Only National Refrigerated LTL Player


Portland OR
Salt Lake City UT
Stockton CA
Los Angeles CA
STATES
Chicago IL
Burlington NJ
Memphis TN
Atlanta GA
Dallas TX
Winter Haven FL
Miami FL
MEXICO



Diversified Customer Base

Marquee Customers

No Customer Comprises more than 8% of Revenue

Top 20 Customers Make Up ~ 53% of Revenue

Nestlé
Tropicana Pure Premium
MARS incorporated
Millard Refrigerated Services
Cargill
Ventura Foods, LLC
ConAgra Foods
Dr Pepper
Walmart Save money. Live better.
MOTT'S
The Cheesecake Factory
KRAFT
Johnson & Johnson
Del Monte Quality
Sara Lee
SOLO CUP COMPANY
Malt-O-Meal
Alcon
HICKORY FARMS
GRIFOLS
SYSCO
JBS
HERSHEY'S



Experienced Management Team

- Stoney "Russell" Stubbs
  - President and Chief Executive Officer
- John Hickerson
  - Executive Vice President and Chief Operating Officer
- John McManama
  - Senior Vice President and Chief Financial Officer

.... Extensive Industry Experience

80 Years of Combined Experience



Market Considerations

Size of the U.S. Trucking Industry


Top 20
for Hire
$64B
For Hire
$234B
Private Fleet
$280B
Take Share
Opportunity

Sources: ATA and Journal of Commerce

- Smaller truckers exit the market
- Limited access to capital for new entrant
- Regulatory changes (EOBR, HOS, CSA)



2011 Factors for Success

Maintain Strength And Position For The Future

Maintain a Strong Balance Sheet → **Identify Revenue Opportunities to Grow in Both TL and LTL** → **Position our Company to Capitalize on Economic Recovery**

Maintain a Strong Balance Sheet

- New $50M credit agreement with more favorable terms
- Balance new equipment capital between owned and leased
- Maintain strong cash flow
- Strong banking relationships

Identify Revenue Opportunities to Grow in Both TL and LTL

- Drive yield on Truckload and capitalize on finite market capacity
- Drive tonnage on Less than Truckload with new customer commitments and offset fixed cost infrastructure
- Expand TL capacity

Position our Company to Capitalize on Economic Recovery

- Build and maintain strong customer relationships
- Technology investments (PeopleNet, StarTrak)
- FFE Driver Academy
- Increase size of fleet



Revenue Trends


Q1-Q4 Total Revenue Comparisons
100
90
80
70
60
50
Q1
Q2
Q3
Q4
2009
2010


Q1 Total Revenue: 7% Increase
100
90
80
70
60
50
Q1
2010
2011

(in millions)



Operating Leverage Opportunity


Peak-Cycle Operating Margin – 5% to 6%
Margin Opportunity
Revenue in Millions
Operating Margin
550
500
450
400
350
300
250
200
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Capturing Margin Opportunity

- Cyclical recovery drives improved utilization and favorable pricing
- During recession reduced non driving employees from 1,100 to 700
- Improved efficiencies through use of technology/ process improvement



Key Performance Indicators


Debt to Equity
(in thousands as of 3/31/11)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q1 2011
Equity
Debt

Maintain Strong Balance Sheet With Excess Liquidity



Key Performance Indicators

Net Capital Expenditures

(in thousands as of 3/31/11)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q1 2011



Key Performance Indicators

Stock Price per Share vs. Tangible Book Value per Share



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
2002
2003
2004
2005
2006
2007
2008
2009
2010
Mar-11
Stock Price
Book Value



Investment Considerations

Competitively Differentiated - Key Player in the "Cold-Chain" Niche

- Only national and one of limited regional players that offers LTL and truckload refrigeration
- Strong customer value proposition with one stop shopping and unique service offering.

Diversified Customer Base

- No customer represents over 8% of sales - Top 20 customers represent 53% of sales

Experience Management Team with over 80 years of combined industry experience

Market Recovery Underway

- Excess Capacity is being rationalized and pricing is stable to improving.

Stronger players will take market share in challenging economic environment

- Smaller firms have less access to capital as the cycle moves into expansion
- FFE has the latest technology which drives greater efficiencies

Significant Operating Leverage Opportunity

Solid Balance Sheet with Excess Liquidity

- New $50 million credit agreement with more flexible terms



Thank You for Your Time

Russell Stubbs
President and Chief Executive Officer

John Hickerson
Executive Vice President,
Chief Operating Officer

John McManama
Senior Vice President,
Chief Financial Officer

Frozen Food Express Industries, Inc.

1145 Empire Central Place

Dallas, Texas 75247-4309

(214) 630-8090

www.ffeinc.com

IR Contact

Three Part Advisors, LLC

Dave Mossberg (817) 310-0051

Appendix



Green Initiatives

- ✓ Currently every truck in FFE Transportation Services' fleet is EPA 2004 Engine or newer. Constant upgrades are made to replace with environmentally friendly models that have:
  - ➢ Fuel Efficient Tires
  - ➢ Aerodynamic Styling
  - ➢ Skirts
- ✓ Environmentally Friendly Refrigerant used in temperature controlled trailers
- ✓ Every truck in our fleet is Ultra Low Sulfur Diesel (ULSD)
- ✓ FFE's fleet is required to maintain a speed below 62mph
- ✓ Fuel Optimizer Program to reduce out of route miles
- ✓ Idle management device on every truck
- ✓ Recycle used oil and other by-products

SmartWay℠
Transport Partner
Getting There With Cleaner Air

SmartWay℠ Transport is an innovative collaboration between EPA and the freight sector designed to improve energy efficiency, reduce greenhouse gas and air pollutant emissions, and improve energy security.

SmartWay Transport Partner since the program's inception in 2004

All divisions of FFE Transportation Services received the highest SmartWay Performance Score of 1.25



Service Offerings

Intermodal Service

Added Capacity, Added Savings

The FFE Transportation Services Intermodal program offers premium door to door service of temperature controlled, dry van and less than truckload freight from coast to coast. Intermodal Service complements our other services offering additional capacity and supply chain cost control with transit times competitive to a "truck only" solo driver.



UNION PACIFIC

BNSF RAILWAY

FEC

NORFOLK SOUTHERN

[CSX] How tomorrow moves



Service Offerings

Logistics

Expedited



Ocean



Brokerage



FFE Logistics is a division of the FFE Transportation Services Enterprise and offers multi-modal capability. Being **IATA Certified**, **TSA Certified**, members of the **WCA "World Cargo Association"** and the **TIA/P3** we can guarantee your company the highest levels of integrity, service, reliability and cost effectiveness you will find in the industry. We have established relationships with a large and diverse carrier base. We partner with the asset based divisions of FFE Transportation Services and these trusted carriers to provide exceptional Expedited, Ocean and Brokerage services.



Key Performance Indicators

Financial Highlights

(unaudited and in thousands, except per share amounts)	Three month period ending 3/31: 2011	2010
Freight operating revenue	$92,107	$85,842
Freight operating expenses	$100,889	$ 91,404
Operating ratio	109.5%	106.5%
Net loss	($7,937)	($3,723)
EPS (diluted)	($0.45)	($0.22)
Cash Dividends declared per share	-	-
Cash and cash equivalents	$2,090	$9,310
Net CAPEX	$390	($912)
Total Shareholders' Equity	$71,180	$86,438



Key Performance Indicators

Statistical Highlights

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Weekly average trucks in service	1,774	1,790	1,813	1,773	1,751
Revenue per truck per week [a]	$3,128	$3,222	$3,209	$3,336	$3,118
Non-driver headcount	709	714	710	712	689
Statistical and revenue data:					
TL total linehaul miles [b]	29.9	31.2	30.9	32.3	31.6
TL loaded miles [b]	26.6	27.7	27.3	28.3	28.2
TL empty mile ratio [c]	10.9%	11.2%	11.7%	12.4%	10.7%
TL linehaul revenue per total mile	$1.37	$1.38	$1.38	$1.39	$1.29
TL linehaul revenue per loaded mile	$1.53	$1.56	$1.56	$1.58	$1.44
TL total linehaul shipments [d]	29.2	30.8	31.0	31.9	30.7
TL loaded miles per shipment	912	900	882	886	921
LTL hundredweight [d]	1,934	2,010	2,126	2,044	1,820
LTL linehaul revenue per hundredweight	$13.55	$13.96	$13.83	$13.57	$13.89

(a) Total linehaul and dedicated fleet revenue divided by number of weeks in period divided by average trucks in service (includes TL and LTL).

(b) in millions

(c) One minus the quotient of full truckload loaded miles divided by full truckload total linehaul miles.

(d) in thousands

